Exhibit 10.1

JPMORGAN CHASE BANK, N.A.
383 Madison Avenue
New York, NY 10179

June 28, 2022

Global Industrial Company (f/k/a Systemax Inc.)
11 Harbor Park Drive
Port Washington, New York 11050
Attention:    Thomas Clark, CFO

Re: Amendment No. 2 to Credit Agreement

Ladies and Gentlemen:

Reference is made to the Third Amended and Restated Credit Agreement, dated as of October 28, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among GLOBAL INDUSTRIAL COMPANY (f/k/a SYSTEMAX INC.), a corporation organized under the laws of the State of Delaware (“GIC”), each Borrower listed on the signature pages thereto (together with GIC, each a “Borrower” and collectively, the “Borrowers”), each Guarantor listed on the signature pages thereto (the “Guarantors” and together with the Borrowers, the “Loan Parties”), the Lenders party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (“Administrative Agent”). Capitalized terms used and not defined in this letter amendment have the meanings given to them in the Credit Agreement.
Loan Parties and Administrative Agent have agreed to amend the Credit Agreement as hereinafter set forth.
Accordingly, subject to the terms and conditions set forth below, Loan Parties and Administrative Agent agree that Section 2.06(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(a)    General. Subject to the terms and conditions set forth herein, the Borrower Representative may request any Issuing Bank to issue Letters of Credit for its own account or for the account of another Borrower denominated in Dollars (or, if requested by the Borrower Representative, in Canadian dollars (at such Issuing Bank’s sole discretion)) as the applicant thereof for the support of its or its Subsidiaries’ obligations, in a form reasonably acceptable to such Issuing Bank, at any time and from time to time during the Availability Period.”
This letter amendment shall become effective upon receipt by Administrative Agent of a copy of this letter amendment executed by the Loan Parties.

112030/112 - 7591310.4

Except as specifically amended herein, the Credit Agreement, the other Loan Documents and all other instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. The execution, delivery and effectiveness of this letter amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent and Lenders, nor constitute a waiver of any provision of the Credit Agreement, the other Loan Documents, or any instruments or agreements executed and/or delivered under or in connection therewith.
This letter amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.
This letter amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission or electronic delivery in PDF format shall be deemed to be an original signature hereto.

[Signature Page Follows This Page]

Very Truly Yours,

JPMORGAN CHASE BANK, N.A., as
Administrative Agent, an Issuing Bank and a
Lender

By:	/s/ Bonnie J. David
Name:	Bonnie J. David
Title:	Authorized Officer

7591310 - Signature page to Letter Amendment No. 2

ACCEPTED AND AGREED TO BY:

Borrowers:

GLOBAL INDUSTRIAL COMPANY

By:__/s/ Thomas Clark_______________
Name:    Thomas Clark
Title: Senior Vice President and Chief Financial Officer

GLOBAL EQUIPMENT COMPANY INC.
GLOBAL INDUSTRIAL DISTRIBUTION INC.
INDUSTRIALSUPPLIES.COM, LLC

By:__/s/ Thomas Clark_______________
Name:    Thomas Clark
Title:    Vice President

C&H DISTRIBUTORS, LLC

By:__/s/ Thomas Clark_______________
Name:    Thomas Clark
Title:    President

Guarantors:

GLOBAL INDUSTRIAL HOLDINGS LLC
GLOBAL INDUSTRIAL SERVICES INC.
C&H DISTRIBUTION HOLDINGS INC.

By:__/s/ Thomas Clark_______________
Name:    Thomas Clark
Title:    Vice President

SYX NORTH AMERICAN TECH HOLDINGS LLC
SYX S.A. HOLDINGS INC.
SYX S.A. HOLDINGS II INC.

By:__/s/ Thomas Clark_______________
Name:    Thomas Clark
Title:    President

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